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                                                             EXHIBIT 99.906CERT.

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer: Penn Series Funds, Inc.

         In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Date:  August 21, 2003
                                                --------------------------------
                                                         Peter M. Sherman
                                                     Chief Executive Officer


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     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  Penn Series Funds, Inc.

         In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Date:  August 21, 2003
                                                --------------------------------
                                                         Ann M. Strootman
                                                     Chief Financial Officer